UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2024

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 15, 2024, Banzai International, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2024 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated into this Item 2.02 by reference.

The Press Release includes the Company’s Adjusted EBITDA loss for the three months ended March 31, 2024 and the three months ended March 31, 2023. In addition to the Company’s results determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Company believes that Adjusted EBITDA, a non-GAAP measure as defined below, is useful in evaluating its operational performance distinct and apart from certain irregular, non-cash, and non-operational expenses. The Company uses this information for ongoing evaluation of operations and for internal planning purposes. The Company believes that non-GAAP financial information, when taken collectively with results under GAAP, may be helpful to investors in assessing its operating performance and comparing its performance with competitors and other comparable companies.

Non-GAAP measures should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. The Company endeavors to compensate for the limitation of Adjusted EBITDA by also providing the most directly comparable GAAP measure, which is net loss, and a description of the reconciling items and adjustments to derive the non-GAAP measure. Some of these limitations are:

•	Adjusted EBITDA does not consider the potentially dilutive impact of stock-based compensation.

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditures or contractual commitments.

•	Adjusted EBITDA does not reflect impairment and restructuring costs.

•	Adjusted EBITDA does not reflect interest expense or other income.

•	Adjusted EBITDA does not reflect income taxes.

•	Adjusted EBITDA does not reflect audit, legal, incremental accounting and other expenses tied to M&A or the Business Combination.

Other companies, including companies in the Company’s own industry, may calculate Adjusted EBITDA differently from the way it does, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA should only be considered alongside results prepared in accordance with GAAP, including various cash-flow metrics, net income (loss) and our other GAAP results and financial performance measures.

Net Income/(Loss) to Adjusted EBITDA Reconciliation

($ in Thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023	Period- over- Period $	Period- over- Period %
Net loss	$(4,501)	$(3,763)	$(738)	19.6%
Other income, net	(4)	(63)	59	-93.7%
Depreciation expense	2	2	—	0.0%
Stock based compensation	253	402	(149)	-37.1%
Interest expense	451	538	(87)	-16.2%
Interest expense - related party	578	383	195	50.9%
Income tax (benefit) expense	(1)	3	(4)	-133.3%
GEM commitment fee expense	200	—	200	nm
Gain on extinguishment of debt	(528)	—	(528)	nm
Loss on debt issuance	171	—	171	nm
Change in fair value of warrant liability	(408)	—	(408)	nm
Change in fair value of warrant liability - related party	(115)	—	(115)	nm
Change in fair value of simple agreement for future equity	—	23	(23)	-100.0%
Change in fair value of simple agreement for future equity - related party	—	303	(303)	-100.0%
Change in fair value of bifurcated embedded derivative liabilities	—	32	(32)	-100.0%
Change in fair value of bifurcated embedded derivative liabilities - related party	—	137	(137)	-100.0%
Change in fair value of convertible promissory notes	544	—	544	nm
Transaction related expenses*	1,842	1,251	591	47.2%

Adjusted EBITDA (Loss)	$(1,508)	$(626)	$(882)	141.1%

*	Transaction related expenses include

($ in Thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023	Period-over- Period $	Period-over- Period %
Professional fees - audit	$344	$277	$67	24.2%
Professional fees - legal	597	68	529	777.9%
Incremental accounting	680	808	(128)	-15.8%
Market study, M&A support	221	98	123	125.5%

Transaction related expenses	$1,842	$1,251	$591	47.2%

Item 8.01	Other Events.

On May 3, 2024, the Company and YA II PN, Ltd. (“Yorkville”) entered into a Debt Repayment Agreement (the “Debt Repayment Agreement”) with respect to the unsecured promissory note in the principal amount of $2,000,000 issued to Yorkville on December 14, 2023 (the “December Promissory Note”) and the unsecured promissory note in the principal amount of $1,500,000 issued to Yorkville on March 26, 2024 (the “March Promissory Note,” together with the December Promissory Note, the “Promissory Notes”). The Company issued the Promissory Notes pursuant to a Standby Equity Purchase Agreement, dated as of December 14, 2023, by and among Yorkville and the Company, as amended from time to time (the “SEPA”). As of the date hereof, there is an aggregate $2,700,000 outstanding under the Promissory Notes.

Under the Debt Repayment Agreement, Yorkville has agreed that, upon completion of a Company registered offering (the “Offering”) and repayment of an aggregate $2,000,000 outstanding under the Promissory Notes (the “Repayment Amount”), Yorkville will not deliver to the Company any Investor Notice (as defined in the SEPA) and will not exercise its right to convert the remainder of the amount outstanding under the Promissory Notes for a period commencing on the date of the closing of the Offering and ending on the date that is 90 days thereafter. Under the Debt Repayment Agreement, the Company and Yorkville also agreed to extend the maturity date of the Promissory Notes to the date that is 120 days after the closing of the Offering and to satisfy the $200,000 payment premium due in connection with an early redemption through the issuance of an Advance Notice (as defined in the SEPA) for shares of the Company’s Class A common stock, par value $0.0001 per share. The Debt Repayment Agreement is conditioned on the completion of the Offering by June 2, 2024.

The foregoing description of the Debt Repayment Agreement is qualified in its entirety by the full text of such document which is filed as Exhibit 99.2 to this Current Report and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 15, 2024.

99.2	Debt Repayment Agreement, dated as of May 3, 2024, by and among the Company and Yorkville.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2024

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer